--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/ Laurence D. Fink                             /s/ Ralph L. Schlosstein
--------------------                             ------------------------
Laurence D. Fink                                 Ralph L. Schlosstein
Chairman                                         President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock 1999 Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNN". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1999 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                     -------------------------------------------------------
                                     6/30/98    12/31/97      CHANGE       HIGH        LOW
--------------------------------------------------------------------------------------------
  STOCK PRICE                         $9.5625     $9.3750     2.00%      $9.6250     $9.3750
--------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)               $9.97       $9.88       0.09%      $9.97       $9.88
--------------------------------------------------------------------------------------------
  5-YEAR U.S. TREASURY NOTE            5.47%       5.71%     (0.24%)      5.79%       5.21%
--------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and that the Fed will adopt an easing bias provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 3.37% total return versus 3.92% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries during both the first and second quarters. Lower interest rates brought a flood of new corporate supply during the first quarter of 1998, contributing to the modest performance of corporates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

           ------------------------------------------------------------------------------------------
                                           THE BLACKROCK 1999 TERM TRUST INC.
           ------------------------------------------------------------------------------------------
            COMPOSITION                                          JUNE 30, 1998      DECEMBER 31, 1997
           ------------------------------------------------------------------------------------------
            Corporate Bonds                                         50%                    45%
           ------------------------------------------------------------------------------------------
            Municipal Securities                                    10%                     8%
           ------------------------------------------------------------------------------------------
            Agency Multiple Class Mortgage Pass-Throughs             8%                     7%
           ------------------------------------------------------------------------------------------
            Asset-Backed Securities                                  5%                     8%
           ------------------------------------------------------------------------------------------
            Adjustable Rate Mortgages                                6%                     0%
           ------------------------------------------------------------------------------------------
            Principal Only Mortgage-Backed Securities                5%                     9%
           ------------------------------------------------------------------------------------------
            Mortgage Pass-Throughs                                   4%                     3%
           ------------------------------------------------------------------------------------------
            Interest Only Mortgage-Backed Securities                 4%                     4%
           ------------------------------------------------------------------------------------------
            U.S. Government Securities                               4%                     6%
           ------------------------------------------------------------------------------------------
            CMO Residuals                                            3%                     1%
           ------------------------------------------------------------------------------------------
            Non Agency Multiple Class Mortgage Pass-Throughs         1%                     4%
           ------------------------------------------------------------------------------------------
            Inverse Floating Rate Mortgages                          0%                     4%
           ------------------------------------------------------------------------------------------
            Certificate of Deposit                                   0%                     1%
           ------------------------------------------------------------------------------------------

           ------------------------------------------------------------------------------------------
                                                                    RATING % OF CORPORATES
                                                              ---------------------------------------
                         CREDIT RATING                        JUNE 30, 1998        DECEMBER 31, 1997
           ------------------------------------------------------------------------------------------
                       AA or equivalent                              6%                     6%
           ------------------------------------------------------------------------------------------
                       A or equivalent                              60%                    67%
           ------------------------------------------------------------------------------------------
                      BBB or equivalent                             34%                    27%
           ------------------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 1999. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. The Trust added to its investment grade corporate bond and municipal security positions, both of which offer defined cash flows and maturity dates. Additionally, the Trust purchased short maturity adjustable rate mortgages (ARMs) which offered good value in the short duration sector. To finance these purchases, the Trust selectively sold select mortgage pass-through securities, as their maturities may extend past the Trust's termination date in a rising interest rate environment.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock 1999 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                              BNN
--------------------------------------------------------------------------------
   Initial Offering Date:                                   December 23, 1992
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                             $9.563
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                 $9.97
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98 (9.563)1:            4.18%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                       $0.0333
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                    $0.40
--------------------------------------------------------------------------------

------------
1Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                     VALUE
 RATING*    (000)                  DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                     MORTGAGE PASS-THROUGHS--7.1%
                     Federal Home Loan Mortgage Corp.,
          $5,344      5.50%, 9/01/99,
                        5 year Multifamily .......................  $ 5,333,368
           1,450      6.54%, 12/01/99,
                       Multifamily (ARM) .........................    1,447,281
           2,525     Federal Housing Administration,
                      Massachusetts Hsg. Fin. Agcy.,
                      Series C, 6.85%, 4/01/19 ...................    2,519,091
           5,869     Federal National Mortgage Association,
                      8.775%, 8/01/99, Multifamily ...............    5,920,151
                                                                    -----------
                                                                     15,219,891
                                                                    -----------
                     MULTIPLE CLASS MORTGAGE
                     PASS-THROUGHS--17.0%
AAA          562     Citicorp Mortgage Securities, Inc.,
                      Series 1993-11, Class A-1,
                      1/25/06 ....................................      560,829
AAA        1,940     Countrywide Funding Corp.,
                      Series 1995-4, Class A-3,
                      9/25/25 ....................................    1,936,076
                     Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage
                      Participation Certificates,
           1,374+     Series 1025,  Class 1025-F, 6/15/05 ........    1,374,085
           3,349+     Series 1234,  Class 1234-H,
                       5/15/99 (ARM) .............................    3,387,667
           3,206+     Series 1296,  Class 1296-H,
                       7/15/99 ...................................    3,312,266
           2,121+     Series 1329, Class 1329-SA,
                       8/15/99 (ARM) .............................    2,162,758
             517      Series 1330, Class 1330-I,
                       9/15/99 (ARM) .............................      518,218
             805      Series 1330, Class 1330-M,
                       9/15/99 (I) ...............................      402,189
           1,073      Series 1444, Class 1444-K,
                       1/15/00 (ARM) .............................    1,074,558
           3,056      Series 1444, Class 1444,
                       1/15/00 (ARM) .............................    3,080,301
           1,864      Series 1505, Class 1505-ID,
                       9/15/15 (I) ...............................       96,538
           8,971+     Series 1887, Class 1887-S,
                       7/15/99 (I) ...............................      672,884
           5,397+     Series 1970, Class 1970-PA,
                       7/15/08 ...................................    5,424,277
           2,836      Series 1987, Class 1987-SP,
                       3/15/12 ...................................    2,882,572
           1,680++    Series 1998, Class 1998-S,
                       3/17/07 ...................................    1,767,540
                     Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
             888       Trust 1992-106, Class 106-S,
                         6/25/99 (ARM) .........................        903,995
             852       Trust 1992-176, Class-176-FA,
                         10/25/99 (ARM) ........................        845,686
           3,194       Trust 1992-199, Class 199-50,
                         11/25/99 ..............................      3,030,046
             497       Trust 1993-193, Class 193-PC,
                         9/25/23 ...............................        472,428
           1,984       Trust 1993-199, Class 199-SC,
                         10/25/14 ..............................          1,885
           2,598       Trust 1993-G33, Class 33-PI,
                         9/25/14 (I) ...........................        106,804
           2,734       Trust 1994-8, Class 8-TA,
                         9/17/13 (I) ...........................        118,558
           2,193       Trust 1997-59, Class 59-PI,
                         5/18/10 (I) ...........................        174,064
           2,367++   Government National Mortgage
                       Association, REMIC Pass-Through
                       Certificate, 1997-8 SE, 4/16/17 (I) .....      2,426,601
                                                                    -----------
                                                                     36,732,825
                                                                    -----------
                     COMMERCIAL MORTGAGE-BACKED
                     SECURITIES--2.4%
A          2,000     Carolina First SBL Trust,
                        Series 1196, Class B,
                        3/18/27 ................................      2,001,250
AAA        3,255     CBA Mortgage Corp.,
                        Series 1993-C1, Class A-2,
                        12/25/03 ...............................      3,269,755
                                                                    -----------
                                                                      5,271,005
                                                                    -----------
                     CORPORATE BONDS--59.8%
                     FINANCE & BANKING--27.2%
Aa3        3,350     Associates Corp. of
                        North America, 6.75%, 10/15/99 .........      3,384,304
A1         4,000     BankAmerica,
                        9.75%, 5/15/99 .........................      4,129,260
A1         4,200     Citicorp, 9.75%, 8/01/99 ..................      4,370,982
                     Fleet Financial Group,
A3         5,000        8.625%, 12/15/99 .......................      5,180,307
A3         3,000        9.85%, 6/01/99 .........................      3,107,130
A1         2,500     Goldman Sachs Group LP,
                        6.875%, 9/15/99 ........................      2,523,300
                     International Lease Finance Corp.,
A1         1,100        6.09%, 11/08/99 ........................      1,103,850
A1         4,000        6.30%, 11/01/99 ........................      4,023,920
Baa1       5,000     Lehman Brothers Holdings
                        Inc., 6.71%, 10/12/99 ..................      5,046,500
Baa3       2,000     Meditrust, 7.25%, 8/16/99 .................      2,015,880
AA-        5,000     Paccar Financial Corp.,
                        5.84%, 6/15/99 .........................      5,005,450

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                     VALUE
RATING*     (000)                  DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                     CORPORATE BONDS
                     FINANCE & BANKING--CONTINUED
Baa1       $3,500    PaineWebber Group Inc.,
                        6.31%, 7/22/99 .........................    $ 3,508,086
                     Salomon Smith Barney Holdings, Inc.,
A2          1,500       7.875%, 10/01/99 .......................      1,533,645
A2            529       7.98%, 3/01/00 .........................        545,214
Baa1        5,000    Transamerica Finance Corp.,
                        5.97%, 12/09/99 ........................      4,996,400
Aa3         3,000    Travelers Group Inc.,
                        7.75%, 6/15/99 .........................      3,054,000
A2          5,000    Union Planters National Bank,
                        6.47%, 10/29/99 ........................      5,031,895
                                                                   ------------
                                                                     58,560,123
                                                                   ------------
                     CORPORATE BONDS
                     INDUSTRIALS--26.9%
A1          1,895    Anheuser Busch Companies Inc.,
                        8.75%, 12/01/99 ........................      1,969,341
A1          5,000    Bass America Inc.,
                        6.75%, 8/01/99 .........................      5,042,100
AA-         5,000    Boeing Capital Corp.,
                        6.30%, 12/23/99 ........................      5,035,750
AA          2,000    California Petroleum Transport
                        Corp., 7.30%, 4/01/99 ..................      2,018,445
A2          5,000    Chrysler Financial Corp.,
                        9.50%, 12/15/99 ........................      5,244,800
A3          4,400    IKON Capital Inc.,
                       6.83%, 5/10/99 ..........................      4,410,330
A2          1,455    Kern River Funding Corp.,
                        Series A, 6.42%, 3/31/01 ...............      1,277,474
BBB+        3,000    MCN Investment Corp.,
                        5.84%, 2/01/99 .........................      2,997,630
BB+         7,000    NWCG Holding Corp.,
                        Series B, Zero Coupon, 6/15/99 .........      6,595,190
Baa2        2,000    Occidental Petroleum Corp.,
                        6.08%, 11/26/99 ........................      2,002,800
BBB-        2,750    Pulte Home Corp.,
                        10.125%, 7/15/99 .......................      2,848,368
A2          5,000    Sears Roebuck & Co.,
                        7.75%, 10/25/99 ........................      5,116,750
A1          3,000    Texaco Capital Inc.,
                        9.00%, 12/15/99 ........................      3,129,060
A3          1,000    Textron Financial Corp.,
                        7.125%, 10/05/99 .......................      1,011,792
A+          3,000    TTX Co.,
                        6.28%, 6/28/99 .........................      3,009,900
Baa1        2,500    Union Oil Co.,
                        8.40%, 1/15/99 .........................      2,534,275
A2          4,000    Walt Disney Corp.,
                        1.50%, 10/20/99 ........................      3,779,537
                                                                   ------------
                                                                     58,023,542
                                                                   ------------
                     CORPORATE BONDS
                     UTILITIES--5.1%
A1          4,750    Alabama Power Co.,
                        6.375%, 8/01/99 ........................      4,779,308
A2          4,000    Atlanta Gas Light Co.,
                        7.30%, 12/10/99 ........................      4,075,065
Baa1        2,000    Potomac Capital Investment
                        Corp., 6.73%, 8/09/99 ..................      2,010,922
                                                                    -----------
                                                                     10,865,295
                                                                    -----------
                     CORPORATE BONDS
                     YANKEE--0.6%
A3          1,272    Nova Corp. of Alberta,
                        7.25%, 7/06/99 .........................      1,286,895
                                                                    -----------
                     Total corporate bonds .....................    128,735,855
                                                                    -----------
                     ASSET-BACKED SECURITIES--7.5%
AAA           967    Banc One Auto Grantor Trust,
                        Series 1996-A, Class A,
                        6.10%, 10/15/02 ........................        968,200
AAA         2,228    Chevy Chase Auto Receivables,
                        Series 1997-1, Class A,
                        6.50%, 10/15/03 ........................      2,243,368
AAA         1,223    Fifth Third Bank Auto Grantor Trust,
                        Series 1996-B, Class A,
                        6.45%, 3/15/02 .........................      1,228,403
AAA         1,202    Ford Credit Grantor Trust,
                        Series 1995-B, Class A,
                        5.90%, 10/15/00 ........................      1,203,054
AAA         8,225    Prime Credit Card Master Trust,
                        Series 1992-2, Class A2,
                        7.45%, 11/15/02 ........................      8,411,485
AAA         2,000    Standard Credit Card Master Trust,
                        Series 1995-3, Class A,
                        7.85%, 2/07/02 .........................      2,072,062
                                                                    -----------
                                                                     16,126,572
                                                                    -----------
                     STRIPPED MORTGAGE-BACKED
                     SECURITIES--8.5%
                     Federal Home Loan Mortgage Corp.,
                2       Series 1195, Class 1195-H,
                         3/15/05 (I/O) .........................          3,108
            6,005++     Series 1359, Class 1359-C,
                         9/15/99 (P/O) .........................      5,747,492
            2,690       Series 1440, Class 1440-PK,
                         8/15/18 (I/O) .........................        216,577
            1,451       Series 1473, Class 1473-JA,
                         2/15/05 (I/O) .........................         60,020

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
          PRINCIPAL
            AMOUNT                                                     VALUE
RATING*     (000)                  DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                     STRIPPED MORTGAGE-BACKED
                     SECURITIES--CONTINUED
           $  831       Series 1719, Class 1719-C,
                         4/15/99 (P/O) .........................     $  811,498
            8,971       Series 1887, Class 1887-J,
                         7/15/99 (P/O) .........................      8,594,941
                     Federal National Mortgage Association,
              949       Series 1992-59, Class 59-A,
                         8/25/06 (P/O) .........................        920,442
            1,201       Trust 1992-62, Class 192-H,
                         5/25/99 (P/O) .........................      1,156,894
              320       Trust 1992-203, Class 203-JA,
                         6/25/05 (I/O) .........................         15,318
              212+      Trust 1993-217, Class 217-B,
                         11/25/22 (P/O) ........................        210,529
            7,021       Trust 1993-226, Class 226-SB,
                         5/25/19 (I/O) .........................        221,299
            1,512       Trust 1994-15, Class 15-N,
                         9/25/15 (I/O) .........................         25,541
AAA        22,249       Sears  Mortgage Corp.,
                        Series 1992-7, Class 7-X,
                         5/25/22 (I/O) .........................        180,774
                                                                    -----------
                                                                     18,164,433
                                                                    -----------
                        U.S GOVERNMENT SECURITIES--4.4%
                        United States Treasury Notes,
            3,000++      5.75%, 9/30/99 .........................     3,007,980
            4,265++      6.00%, 8/15/99 .........................     4,287,007
            1,715++      6.25%, 5/31/99 .........................     1,725,993
              550++      6.375%, 5/15/99 ........................       553,955
                                                                    -----------
                                                                      9,574,935
                                                                    -----------
                       TAXABLE MUNICIPAL BONDS--11.7%
AAA         2,000      Alameda County California, Pension,
                         Series A, 7.35%, 12/01/99 ..............     2,043,180
Aaa         2,295      Essex County New Jersey,
                         Zero Coupon, 11/15/99 ..................     2,123,495
AAA         1,500      Long Beach California, Pension,
                         6.26%, 9/01/99 .........................     1,508,760
A3            500      Los Angeles County California, Pension,
                         Series A, 7.81%, 6/30/99 ...............       508,745
A3          5,000      New York, G.O., Series G,
                         6.23%, 2/01/99 .........................     5,012,400
Baa1        3,000      New York St. Dorm. Auth. Rev.,
                         6.32%, 4/01/99 .........................     3,010,290
Baa1        1,550      New York St. Dorm. Auth.,
                         Pension Reserve,
                         6.45%, 10/01/99 ........................     1,561,299
AAA           497      North Slope Borough Alaska,
                         Series A, Zero Coupon, 6/30/99 .........       469,684
AAA         5,000      Oakland California, Pension,
                         Series A, 6.20%, 12/15/99 ..............     5,032,500
AAA         3,000      Ventura County California, Pension,
                         5.92%, 11/01/99 ........................     3,007,230
AAA         1,000      Western Minnesota Muni.
                         Pwr. Agcy. Supply, Series A,
                         6.05%, 1/01/99 .........................     1,001,680
                                                                    -----------
                                                                     25,279,263
                                                                    -----------
                       Total long-term investments--118.4%
                         (cost $254,527,786) ....................   255,104,779
                       Liabilities in excess of
                         other assets--(18.4%) ..................   (39,560,388)
                                                                   ------------
                       NET ASSETS--100% .........................  $215,544,391
                                                                   ============

---------------------
     * Using the higher of Standard & Poor's or Moody's rating.
     + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
    ++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.

--------------------------------------------------------------------------------
                               KEY TO ABBREVATIONS
      ARM -- Adjustable Rate Mortgage.
      CMO -- COllateralized Mortgage Obligation.
     G.O. -- General Obligation.
        I -- Denotes a CMO with Interest only  characteristics.
      I/O -- Interest Only.
      P/O -- Principal Only.
    REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $254,527,786)
   (Note 1) ..............................  $255,104,779
Interest receivable ......................     3,184,873
                                           -------------
                                             258,289,652
                                           -------------
LIABILITIES
Reverse repurchase agreements (Note 4) ...    42,374,506
Interest payable .........................       161,948
Investment advisory fee payable (Note 2) .        78,058
Due to custodian .........................        26,625
Administration fee payable (Note 2) ......        19,514
Other accrued expenses ...................        84,610
                                           -------------
                                              42,745,261
                                           -------------
NET ASSETS ...............................  $215,544,391
                                           =============
Net assets were comprised of:
   Common stock, at par (Note 5) .........  $    216,106
   Paid-in capital in excess of par ......   202,688,145
                                           -------------
                                             202,904,251
   Undistributed net investment income ...    18,961,958
   Accumulated net realized losses .......    (6,898,811)
   Net unrealized appreciation ...........       576,993
                                           -------------
   Net assets, June 30, 1998 .............  $215,544,391
                                           =============

Net asset value per share:
   ($215,544,391 / 21,610,583 shares of
   common stock issued and outstanding) ..         $9.97
                                                  ======



--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest (net of premium amortization of
     $553,854 and net of interest expense of
     $2,013,924) ..........................  $ 9,298,029
                                            ------------

Operating expenses
   Investment advisory ....................      449,411
   Administration .........................      106,648
   Reports to shareholders ................       78,000
   Custodian ..............................       31,000
   Registration ...........................       25,000
   Audit ..................................       20,000
   Directors ..............................       15,000
   Transfer agent .........................        5,000
   Miscellaneous ..........................        6,975
                                            ------------
     Total operating expenses .............      737,034
                                            ------------
Net investment income .....................    8,560,995
                                            ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized loss on:
   Investments ............................     (323,321)
   Short Sales ............................     (102,539)
                                            ------------
                                                (425,860)
                                            ------------
Net change in unrealized appreciation on:
   Investments ............................   (1,829,014)
   Short sales ............................       86,644
                                            ------------
                                              (1,742,370)
                                            ------------
   Net loss on investments ................   (2,168,230)
                                            ------------



NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................  $ 6,392,765
                                            ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
   Interest received ............................   $11,817,799
   Operating expenses and excise taxes paid .....    (1,505,844)
   Interest expense paid ........................    (2,164,148)
   Sales of short-term portfolio
     investments, net ...........................     5,000,000
   Purchase of long-term portfolio investments ..   (21,477,519)
   Proceeds from disposition of long-term
     portfolio investments ......................    54,715,153
                                                    -----------
   Net cash flows provided by
    operating activities ........................    46,385,441
                                                    -----------
Cash flows used for financing activities:

   Decrease in reverse repurchase agreements ....   (45,229,156)
   Cash dividends paid ..........................    (4,317,712)
                                                    -----------
   Net cash flows used for financing activities .   (49,546,868)
                                                    -----------
Net decrease in cash ............................    (3,161,427)
Cash at beginning of period .....................     3,134,802
                                                    -----------
Cash at end of period ...........................   $   (26,625)
                                                    ===========

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ...............................  $  6,392,765
                                                    -----------
Decrease in investments .........................    37,964,995
Net realized loss ...............................       425,860
Decrease in unrealized appreciation .............     1,742,370
Decrease in interest receivable .................       505,843
Decrease in receivable for investments sold .....           692
Decrease in deposits with brokers for
   short sales ..................................    15,318,750
Decrease in securities sold short ...............   (15,046,800)
Decrease in interest payable ....................      (976,224)
Increase in accrued expenses and
   other liabilities ............................        57,190
                                                    -----------
   Total adjustments ............................    39,992,676
                                                    -----------
Net cash flows provided by operating activities .   $46,385,441
                                                    ===========
--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                    SIX MONTHS
                                      ENDED         YEAR ENDED
                                     JUNE 30,      DECEMBER 31,
                                       1998            1997
                                --------------   ----------------
INCREASE (DECREASE) IN
  NET ASSETS

Operations:

   Net investment income ......  $  8,560,995       12,261,094

   Net realized gain (loss) on
      investments .............      (425,860)         184,591

   Net change in unrealized
      appreciation on
      investment ..............    (1,742,370)       2,935,103
                                 ------------     ------------
   Net increase in net assets
      resulting from
      operations ..............     6,392,765       15,380,788

Dividends from net investment
   income .....................    (4,317,712)      (7,915,823)
                                 ------------     ------------
Total increase ................     2,075,053        7,464,965


NET ASSETS

Beginning of period ...........   213,469,338      206,004,373
                                 ------------     ------------

End of period .................  $215,544,391     $213,469,338
                                 ============     ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                       SIX MONTHS               YEAR ENDED DECEMBER 31,
                                                          ENDED      ---------------------------------------------
                                                      JUNE 30, 1998  1997      1996       1995      1994     1993
                                                      -------------  -----     -----      -----     ----    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................   $  9.88     $ 9.53    $ 9.27     $ 8.42    $ 9.26    $ 9.40
                                                        -------    -------    ------     ------   -------    -------
   Net investment income (net of $0.09, $0.30, $0.26,
    $0.33, $0.15 and $0.01, respectively,
     of interest expense) ...........................      0.40       0.57      0.64       0.63      0.72      0.73
   Net realized and unrealized gain (loss) ..........     (0.11)      0.15      0.03       0.77     (0.93)    (0.19)
                                                        -------    -------    ------     ------   -------    -------
Net increase (decrease) from investment operations ..      0.29       0.72      0.67       1.40     (0.21)     0.54
                                                        -------    -------    ------     ------   -------    -------
Dividends from net investment income ................     (0.20)     (0.37)    (0.41)     (0.55)    (0.63)    (0.68)
                                                        -------    -------    ------     ------   -------    -------
Net asset value, end of period* .....................   $  9.97    $  9.88    $ 9.53     $ 9.27    $ 8.42    $ 9.26
                                                        =======    =======    ======     ======   =======    =======
Market value, end of period* ........................   $  9.57    $  9.38    $ 8.88     $ 8.14    $ 7.50    $ 9.50
                                                        =======    =======    ======     ======   =======    =======
TOTAL INVESTMENT RETURN+ ............................      3.05%      5.86%    14.21%     15.25%   (14.88%)    1.74%
                                                        =======    =======    ======     ======   =======    =======

RATIOS TO AVERAGE NET ASSETS:
Operating expenses@ .................................      0.68%#     0.68%     0.65%      0.74%     0.71%     0.79%
Net investment income ...............................      8.05%#     5.86%     6.86%      7.12%     8.17%     7.74%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ...................  $214,444   $208,747  $201,998  $192,717  $189,828   $202,158
Portfolio turnover                                            8%        76%      106%      165%      109%        62%
Net assets, end of period (in thousands) ............  $215,544   $213,469  $206,004  $200,313  $181,919   $200,126
Reverse repurchase agreements outstanding, end of
   period (in thousands) ............................  $ 42,374   $ 87,604  $ 94,960  $ 92,861  $ 79,443   $ 47,100
Asset coverage++ ....................................  $  5,087   $  3,437  $  3,169  $  3,157  $  3,290   $  5,249



--------
   # Annualized.
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
   @ The ratios of operating expenses, including interest expense, to average net assets were 2.58%#, 3.65%, 3.42%, 4.40%, 2.46% and 1.36% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 2.58%#, 3.77%, 3.47%, 4.47%, 2.49% and 1.36%, for the periods indicated
     above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1999 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock 1999 Term Trust Inc. (the "Trust"), a Maryland corporation is a diversified closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the secur-ity short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substan-tially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1998 aggregated $21,477,519 and $54,768,403, respectively.

   The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1998, the Trust did not hold any illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services. It is possible under certain circumstances PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services could have interests that are in conflict with the holders of these mortgage backed securities and, such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $576,993 (gross unrealized appreciation -- $2,555,092; gross unrealized depreciation -- $1,978,099).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of approximately $6,473,000 which will expire at the termination of the Trust. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS:

The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $35,155,758 at a weighted average interest rate of approximately 5.73%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1998 was $91,067,287 as of January 31, 1998 which was 42.4% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1998.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 21,610,583 shares outstanding at June 30, 1998, the Adviser owned 10,583 shares.

NOTE 6. DIVIDENDS

Subsequent to June 30,1998, The Board of Directors of the Trust declared a dividend from undistributed earnings of $.0333 per share payable July 31, 1998 to shareholders of record on July 15, 1998.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1) To elect three Directors as follows:

           DIRECTOR                    CLASS             TERM           EXPIRING
           --------                    -----             -----          --------
         Frank J. Fabozzi .........    II              3 years           2001
         Ralph L. Schlosstein .....    II              3 years           2001
         Walter F.Mondale .........    II              3 years           2001

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Laurence D. Fink, Richard E. Cavanagh, James Grosfeld, and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                   VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                   ---------       -------------     -----------

         Frank J. Fabozzi .......  18,208,252             0            2,398,937
         Ralph L. Schlosstein ...  18,224,294             0            2,382,895
         Walter F.Mondale .......  18,165,263             0            2,441,926
         Ratification of
          Deloitte & Touche LLP ..  19,842,903          236,330          527,956

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock 1999 TermTrust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 1999 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1999. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST
PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Co. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cashflow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1999 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):     Mortgage  instruments  with  interest  rates that
                               adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:       Securities backed by various types of receivables
                               such as automobile and credit card receivables.

CLOSED-END FUND:               Investment vehicle which initially offers a fixed
                               number of shares and trades on a stock  exchange.
                               The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):   Mortgage-backed    securities    which   separate
                               mortgage   pools  into   short-,   medium-,   and
                               long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                      When a fund's net asset value is greater than its
                               stock price the fund is said to be trading at a discount.

DIVIDEND:                      This  is  income  generated  by  securities  in a
                               portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:         Shareholders may elect to have all  distributions
                               of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:         Securities  issued  or  guaranteed  by  the  U.S.
                               government,   or   one   of   its   agencies   or
                               instrumentalities,   such  as  GNMA   (Government
                               National  Mortgage  Association),  FNMA  (Federal
                               National Mortgage Association) and FHLMC (Federal
                               Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE
 MORTGAGES:                    Mortgage  instruments with coupons that adjust at
                               periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY
 SECURITIES (I/O):             Mortgage   securities   that   receive  only  the
                               interest  cash flows from an  underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities. Also known as a "Strip."

MARKET PRICE:                  Price  per  share of a  security  trading  in the
                               secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:         A mortgage  dollar roll is a transaction in which
                               the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar
                               (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:        Mortgage-backed  securities issued by Fannie Mae,
                               Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:  Collateralized Mortgage Obligations.

NET ASSET VALUE  (NAV):        Net asset value is the total  market value of all
                               securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK TIMES or THE WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY
 SECURITIES (P/O):             Mortgage   securities   that   receive  only  the
                               principal  cash flows from an underlying  pool of
                               mortgage   loans   or   underlying   pass-through
                               securities. Also known as a "Strip."

PROJECT LOANS:                 Mortgages for multi-family, low- to middle-income
                               housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                     Securities     issued    in    connection    with
                               collateralized    mortgage    obligations    that
                               generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                    In a  reverse  repurchase  agreement,  the  Trust
                               sells securities and agrees to repurchase them at
                               a mutually  agreed  date and price.  During  this
                               time,   the  Trust   continues   to  receive  the
                               principal   and  interest   payments   from  that
                               security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED
SECURITIES:                    Arrangements   in  which  a  pool  of  assets  is
                               separated into two classes that receive different
                               proportions   of  the  interest   and   principal
                               distributions  from  underlying   mortgage-backed
                               securities. IO's and PO's are examples of strips.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 01702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK 1999 TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper                           09247T-10-0

                       THE BLACKROCK
                       1999 TERM
                       TRUST INC.
                       -----------------------------
                       SEMI-ANNUAL REPORT
                       JUNE 30, 1998
                       [GRAPHIC]